UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-2474

                           Midas Dollar Reserves, Inc.

               (Exact name of registrant as specified in charter)

                      11 Hanover Square, New York, NY 10005
         --------------------------------------------------------------
               (Address of principal executive offices) (Zipcode)

                          Thomas B. Winmill, President
                                11 Hanover Square
                               New York, NY 10005
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-212-480-6432


Date of fiscal year end:  12/31

Date of reporting period:  1/1/06 - 06/30/06


Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders


                                   Midas Funds
                                  JUNE 30, 2006
                              SEMI - ANNUAL REPORT


                                   MIDAS FUND
                         ------------------------------
                               MIDAS SPECIAL FUND
                         ------------------------------
                              MIDAS DOLLAR RESERVES


                             [GRAPHIC APPEARS HERE]
                                      MIDAS
                                      FUNDS
                          Discovering Opportunities (R)


                               APPLICATION INSIDE

                                    Contents

                    Letter to Our Shareholders               1

                    PORTFOLIO COMMENTS
                    Midas Fund                               3
                    Midas Special Fund                       4
                    Midas Dollar Reserves                    5

                    SCHEDULE OF INVESTMENTS
                    Midas Fund                               6
                    Midas Special Fund                       8
                    Midas Dollar Reserves                    9

                    FINANCIAL STATEMENTS
                    Financial Statements                     10
                    Notes to Financial Statements            14
                    Financial Highlights                     17

                    SUPPLEMENTAL INFORMATION
                    Board Approval of Agreements             19
                    About Your Fund's Expenses               21
                    Allocations of Portfolio Holdings        22
                    New Account Application                  23
                    Additional Information    Inside Back Cover


        Fund                Investment Objective

        Midas Fund          Seeks primarily capital appreciation and protection
                            against inflation and secondarily current income through investments in precious metals companies.

        Midas Special       Invests aggressively for capital appreciation.
          Fund

        Midas Dollar        A money market fund investing in securities issued
          Reserves          by the U.S. Government, and by its agencies and
                            instrumentalities. Free, unlimited check writing with only a $250 minimum per check.

                               To Our Shareholders

Midas Fund was up +104.55% for the 12 months ended June 30, 2006, making it #1 among not only all 66 gold funds but all 22,456 funds monitored by Morningstar as well. We are delighted to have been able to provide this benefit to so many of our shareholders. It is important to remember, however, that behind these numbers is significant volatility and risk and that it required staying the course during many market swings over the full 12 month period to obtain these results. Future one year performance over 100% is not likely.

                             More Volatility to Come

     Financial markets are reacting strongly to all sorts of economic and political news. The Federal Reserve recently announced that the growth of the U.S. economy appeared to be slowing, and that inflation was not too threatening, suggesting that the trend of interest rate increases may slow or stop. On that day the stock market rose. Later, other economic data was released, suggesting more inflation than originally supposed, and the stock markets slumped. Globally, some investors are concerned by the "competition" among several countries to depreciate their currency to maintain their export businesses, while others focus on rising global interest rates and a worldwide reduction in financial market liquidity. Yet others seek a safe haven amidst international geopolitical tension in the Middle East, North Korea, and elsewhere.

         As the impact of these and countless other economic factors work their way through the financial markets, at Midas we seek to remain focused on quality companies with unique combinations of strength in operations, finances, and products. We are committed to our stock selection process based on fundamental analysis to meet the objectives of the Funds over the long term and are convinced that successful investing requires both careful analysis and patience. Finding the pockets of strength -- in gold, silver or platinum companies, growth or established companies, large or small companies whose securities in each case can appreciate in value -- can be a difficult and sometimes frustrating task, but rewarding as well.

                Start Investing Now ... and Build For Your Future

     Volatility in the markets is a fact of life and, yet, gives many investors pause, causing them to miss opportunities. When markets are trending down, how does one know whether the market has further to decline? Conversely, after a strong upward move, has one already missed all potential gains? At Midas, we suggest following a regular investment plan by investing a fixed amount of money in a Fund at the same time each month and periodically reviewing your overall portfolio. Investing the same amount regularly, known as "dollar cost averaging," can reduce the anxiety of investing in a rising or falling market or buying all your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels when undertaking such a strategy. Volatility in markets also reinforces our message in prior Reports about the importance of diversifying your portfolio across the Midas Funds Family to balance the returns offered by precious metals, general equities, and money market investments.

     Interestingly, the Bureau of Economic Analysis of the U.S. Commerce Department recently reported that the U.S. personal savings rate was a negative 1.7% in May 2006. Unfortunately, this trend is worsening: in December 2005 the rate was a negative 0.7%, and for all of 2005 was a negative 0.5%. Savings rates are negative when consumers borrow to spend (for example, through credit cards or home equity loans), by selling investments or other assets, or by using savings from previous periods. Prior to 2005, the savings rate had been negative for a full year only in 1932 and 1933, during the Great Depression. What is the future for Americans with no long term investing plan?

                      Discovering Opportunities with Midas

     Fortunately, the Midas Funds have a flexible investing approach, which can be an important advantage in seeking a superior strategy in volatile markets. While adapting to evolving markets can be a challenging process, personal investment planning for the future can be successful by following three simple rules. First, commit to a long term investing approach. Second, follow a regular investment plan as described above. Third, manage your investing risk by diversifying among the three Midas Funds: Midas Special Fund for longer term, stock market oriented objectives, money market fund Midas Dollar Reserves for income and short term liquidity, and Midas Fund for precious metals capital appreciation and a hedge against inflation. As always, please call us at 1-800-400-MIDAS (6432) if you have any questions, and we will be happy to assist you.

                                         Sincerely,

                                         /s/Thomas B. Winmill
                                         Thomas B. Winmill
                                         President

As of June 30, 2006, Midas Fund ranked #1 of 66, #13 of 62, and #61 of 61 among precious metals funds for total return for the 1-, 5 - and 10-year periods. Midas Fund's average annual total return in the 1-, 5- and 10- year periods ended June 30, 2006 was 104.55%, 35.71%, and -2.74%. According to Morningstar's Principia ranking for all mutual funds, Midas Fund ranked #1 of 22,456, #17 of 16,943, and #10,520 of 10,564 funds for the 1-, 5- and 10-year periods as of June 30, 2006. Performance data quoted above is historical. Past performance is no guarantee of future results. Future performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the Fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.midasfunds.com. Midas Fund invests in foreign and emerging markets, which involve special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. Gold funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single sector. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. Please consider carefully the Fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.midasfunds.com or by calling 1-800-400-MIDAS (6432). Read it carefully before investing. Distributed by Investor Service Center, Inc.

                                   Midas Fund
                                   COMMENTARY


It is a pleasure to submit our Semi-Annual Report for Midas Fund. It is also gratifying to welcome our many new shareholders, attracted both by the returns the Fund has enjoyed over recent years and the Fund's policy of investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources.

                                   Gold Report

     Starting 2006 at $513 per ounce, by June 30, 2006 the gold price had reached $614 per ounce (using London p.m. fix and rounded prices per ounce) for a gain of about 19.6%. Interestingly, while averaging $590 per ounce in the first half of 2006, gold fluctuated from a low of $411 in January to a euphoric high of $720 in May -- a surprising $309 range! Midas Fund's six month gain was 35.45%, about 80% better than the gold price (and well above the 22.30% total return in the period of the average gold fund monitored by Morningstar). Of note, in the first half of 2006 gold gained only 10.8% against the Euro, suggesting that gold's role as an alternative currency to the U.S. dollar (like the Euro) is returning in importance.

                            Market Review and Outlook

     Midas Fund's strategy at the beginning of the year was to broaden its precious metals focus to include more silver, platinum, and base metal companies. As gold and silver prices rose strongly and many base metal prices reached medium and long term highs in February 2006, stock prices of many intermediate and emerging gold producers and large diversified miners also performed well. During the following period of consolidation, Midas Fund's strategy evolved to reduce or eliminate silver, platinum, and diversified mining company positions and increasingly emphasize gold. In addition, a limited holding of natural gas companies underperformed and was sold. Currently, the Fund is leveraged and aggressively positioned for a rising gold price with an emphasis on larger companies with diversified operations in more politically stable areas, attractive gold production growth profiles, substantial gold resources, exploration potential, or other special features. Among smaller companies the Fund is seeking those whose gold production or projects would attract a premium valuation in a merger or acquisition.

     Looking ahead, we anticipate some further volatility in the gold markets as speculative euphoria and fear recede and normal supply and demand factors return. According to the World Gold Council (WGC), the total demand for physical gold fell in the first quarter of 2006, due in large part to declining jewelry demand. The WGC points out, however, that due to the higher prices paid for gold, there was an increase in dollars spent on gold in the period of 9% for total demand and 2% for jewelry. As price swings moderate, we expect normal fabrication demand for gold to resume.

     Demand for gold as an alternative currency may surge. China's foreign exchange reserves, the world's largest at an estimated $875 billion, may grow to exceed $1 trillion. Even a modest 5% to 10% allocation by China of new reserves to gold could increase gold prices. We expect gold demand from geopolitical crises will be limited since the extended period of Mideast and North Korean tensions has presumably already attracted much of that source of demand -- unless events take a distinctly sharp turn for the worse.

     Longer term we are increasingly concerned by higher U.S. interest rates which can be negative for both the economy and gold. Moreover, monetary policies of many governments around the world also appear to be leaning towards higher rates, citing inflation and credit growth. Unfortunately, the United States has a heavy burden of public and private sector debt and trade deficits, which may limit the viability of further U.S. interest rate increases. If other countries raise their interest rates and the United States does not, the U.S. dollar may fall. Our strategy will be to position Midas Fund to benefit from these trends.


                                 TOP 10 HOLDINGS
                               AS OF JUNE 30, 2006

                         1    Golden Cycle Gold Corporation
                         2    Glamis Gold Ltd.
                         3    Newmont Mining Corp.
                         4    Randgold Resources Ltd.
                         5    Miramar Mining Corp.
                         6    Yamana Gold Inc.
                         7    Agnico-Eagle Mines Ltd.
                         8    Meridian Gold Inc.
                         9    IAMGOLD Corp.
                         10   Barrick Gold Corp.

                               Midas Special Fund
                                   COMMENTARY


It is a pleasure to submit the 2006 Semi-Annual Report for Midas Special Fund, and to welcome our new shareholders who find the Fund's aggressive and flexible investment approach attractive. As we announced in our recent mailing, on May 1, 2006 Midas Special Fund became the new name for Midas Special Equities Fund. Although its name is changed, Midas Special Fund will continue its aggressive and flexible investment policy in seeking its primary objective of capital appreciation. The Fund's investment strategies and techniques include market timing and short term trading strategies involving leverage, futures, options and short selling. These and other risks reflecting Midas Special Fund's policies are more fully described in the Fund's new prospectus dated May 1, 2006.

                            Market Review and Outlook

     The economy is showing signs of having slowed down in the second quarter, and consumers appear to be struggling under current economic conditions. Rising interest rates and persistently high gasoline prices may even further pinch consumer spending and weaken the U.S. economy for the rest of the year. Other indicators point towards a decline of consumer confidence and to a slowdown in the housing markets. The Conference Board said that in the first half of 2006 its leading index fell by 0.3%, a 0.6% annual rate of decline. Yet, unemployment is only 4.6% and the U.S. economy is growing in terms of U.S. industrial production. In fact, the Federal Reserve recently reported that industrial capacity utilization reached its highest level since June 2000.

     The wild card in the markets, however, is the heightened geopolitical tension in the world today-from the Middle East to North Korea, Russia to South America. Further, other important players are seeking a role on the global financial stage: the Bank of Japan, China's central bank, Russia's Industry and Energy Ministry, and OPEC. Their influence on global economics may be seen as becoming increasingly significant, particularly as mid-year negotiations at the World Trade Organization led to no agreement on how to increase trade in manufactured and farm goods.

     In view of the appreciably cooling economy and volatile markets, the Fund's strategy during the first half of the year was to reduce leverage and build up its focused allocation in high quality companies with fortress-like financial strength, global franchises, or "hard assets." Using its investment flexibility, by June 30, Midas Special Fund's holdings included the stocks of some of the largest and best known U.S companies and U.S. Treasury bills. From an industry sector viewpoint, the Fund sold some of its consumer-oriented and economically-sensitive holdings and replaced them with pre-eminent technology, oil, and gold mining companies.

                         Objective: Capital Appreciation

     Midas Special Fund will pursue its capital appreciation objective aggressively as financial market conditions evolve, seeking to discover long term opportunities for attractive investment-whether due to a changing outlook for the prospects of a particular company or an industry sector generally. Since these strategies may reflect longer term wealth building goals, we believe the Fund can be especially appropriate for tax advantaged retirement accounts. For long term investing goals, consider the tax-advantaged Midas Traditional, Roth, SEP, or SIMPLE IRA, as well as the Midas Education Savings Account and 403(b)(7) Account. Forms for all these plans may be found at www.midas-funds.com - click on the link to "IRA Application & Transfer Forms" on the left. Of course, we also would be very pleased to discuss with you any questions you may have. Call us at 1-800-400-MIDAS (6432) and a Shareholder Service Representative will be glad to assist you, as always, without obligation on your part.


                                 TOP 10 HOLDINGS
                               AS OF JUNE 30, 2006


                         1   Berkshire Hathaway Inc. Class B
                         2   Hilton Hotels Corp.
                         3   Reynolds American, Inc.
                         4   U.S. Treasury Bill, due 7/27/06
                         5   PNC Financial Services Group, Inc.
                         6   Newmont Mining Corp.
                         7   JPMorgan Chase & Co.
                         8   Google, Inc.
                         9   United Parcel Services, Inc.
                         10  ConocoPhillips

                              Midas Dollar Reserves
                                   COMMENTARY


We are pleased to submit this Semi-Annual Report for the period ending June 30, 2006 and to welcome our new shareholders who have made their investment since our last Report.

     The Fund's all-weather income and safety conscious approach, plus free check writing, make it an ideal vehicle for a program of steady monthly investing, or as a temporary and easily accessible haven for proceeds from sales of other assets. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities (U.S. Government Securities). The U.S. Government Securities in which the Fund may invest include U.S. Treasury bills and notes and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of U.S. backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government. Also of note, the Fund's attractive services for shareholders are intended to make investing in the Fund easy, safe, and convenient.

                    Investment Strategy, Review and Outlook

     Under the new leadership of Federal Reserve Chairman Bernanke, the Federal Open Market Committee (FOMC) increased the Federal funds target rate by a quarter of one percent at each of its four meetings since the beginning of 2006, when it stood at 4.25%, so that on June 30th it had climbed to 5.25%. When the FOMC raised interest rates for the 17th time in June 2006, it signaled that future increases would depend on current data regarding inflation and economic growth. The FOMC, in its comments, has moved from a somewhat obscure "balanced" approach to a "statistic" sensitive approach. In view of these conditions, the strategy of Midas Dollar Reserves was to position itself to take advantage of possible interest rate increases while obtaining the benefit of relative safety through investment in money market obligations of the U.S. Government, its agencies and instrumentalities. Anticipating the FOMC's separate moves to counter inflationary pressures by raising short term interest rates, the Fund maintained an average maturity in the first half of the year of approximately 59 days.

     As we look ahead we might expect the FOMC to consider continuing to raise short term interest rates to address fears of accelerating inflation. The Bureau of Labor Statistics of the U.S. Department of Labor recently reported that consumer prices increased at a 5.1% annualized rate in the second quarter of 2006, up from a 4.3% rate in the first three months of 2006, as compared in each case to 3.4% for 2005. Raising interest rates too high, however, could result in a "hard landing" for the economy. The Federal Reserve noted in June that consumer spending continued to increase, but that the growth rate slowed. Likewise, although manufacturing activity has expanded, other reports indicate areas of weakness in the economy. Similarly, the Federal Reserve reported that residential real estate markets have slowed.

                              Shareholder Services

     In conditions such as these of economic uncertainty, the Fund's objective of seeking maximum current income consistent with preservation of capital and maintenance of liquidity has great appeal to safety conscious investors. To help investors get started with a regular plan of setting amounts aside to meet long term financial goals, the Fund offers automatic investing under three different plans: the Midas Bank Transfer Plan, the Midas Salary Investing Plan, and the Midas Government Direct Deposit Plan. Forms for all three may be found at www.midasfunds.com -- click on the link to "Automatic Investing" on the left. For further information and assistance with any of these free services simply give us a call at 1-800-MIDAS (6432) and we will help you get started.


                                 TOP 10 HOLDINGS
                               AS OF JUNE 30, 2006

               1   Federal National Mortgage Association, due 8/09/06
               2   Freddie Mac Discount Notes, due 8/28/06
               3   Freddie Mac Discount Notes, due 8/21/06
               4   Federal National Mortgage Association, due 8/14/06
               5   Federal National Mortgage Association, due 8/02/06
               6   Federal National Mortgage Association, due 9/29/06
               7   Federal National Mortgage Association, due 9/20/06
               8   Freddie Mac Discount Notes, due 7/24/06
               9   Federal Home Loan Bank, due 7/03/06
               10  Federal National Mortgage Association, due 10/04/06

                                Midas Fund, Inc.
          Schedule of Portfolio Investments - June 30, 2006 (Unaudited)


  Shares     COMMON STOCKS AND WARRANTS (107.77%)               Market Value
----------------------------------------------------------------------------

             Common Stocks (107.25%)

             Major Precious Metals Producers (22.87%)
   85,000    AngloGold Ashanti Ltd. ADR                         $  4,090,200
  150,000    Barrick Gold Corp.                                    4,440,000
   50,000    Freeport-McMoRan Copper & Gold, Inc.                  2,770,500
  175,000    Gold Fields Ltd.                                      4,025,820
  381,200    Kinross Gold Corp.*                                   4,151,268
   43,191    Lonmin PLC                                            2,249,415
  200,000    Newcrest Mining Limited*                              3,132,244
  100,000    Newmont Mining Corp.                                  5,293,000
                                                                ------------
                                                                  30,152,447
             Intermediate Precious Metals Producers (26.88%)
  150,000    Agnico-Eagle Mines Ltd.                               4,962,000
  220,000    Cambior, Inc.*                                          591,800
  355,000    Coeur d'Alene Mines Corp.*                            1,707,550
  150,000    Glamis Gold Ltd.*                                     5,679,000
  105,500    Goldcorp, Inc.                                        3,188,210
1,000,000    Golden Star Resources Ltd.*                           2,960,000
  500,000    IAMGOLD Corp.                                         4,450,000
   17,000     Lihir Gold Ltd.*                                       755,820
  150,000    Meridian Gold, Inc.*                                  4,752,000
  250,000    Randgold Resources Limited*                           5,250,000
  121,000    Silver Wheaton Corp.*                                 1,139,820
                                                                ------------
                                                                  35,436,200
             Junior Precious Metals Producers (34.19%)
  200,000    Alamos Gold Inc.*                                     1,612,000
  800,000    Eldorado Gold Corp.*                                  3,864,000
1,964,500    Golden Cycle Gold Corp.*                             14,890,910
  345,000    Highland Gold Mining Ltd.*                            1,465,947
  750,000    High River Gold Mines Ltd.*                           1,551,119
  274,800    Jaguar Mining, Inc.*                                  1,130,483
  570,000    Mexgold Resources, Inc.*                              3,685,190
  435,000    Northgate Minerals Corp.*                             1,600,800
1,506,321    Oceana Gold Ltd.*                                       934,456
1,000,000    SEMAFO, Inc.*                                         1,996,223
  268,700    Silvercorp Metals, Inc.*                              3,466,230
1,050,000    Sino Gold Ltd.*                                       3,900,446
  504,080    Yamana Gold, Inc.*                                    4,975,270
                                                                ------------
                                                                  45,073,074
             Exploration and Project Development Companies
             (23.31%)
  500,000    Bear Creek Mining Corp.*                              2,745,000
  745,000    Cumberland Resources, Ltd.*                           3,576,000
  270,000    Entree Gold, Inc.*                                      259,200
  137,800    Gammon Lake Resources, Inc.*                          1,900,262
  225,000    IMA Exploration Mining Corp.*                           670,500
1,000,000    Metallica Resources, Inc.*                            3,090,000
  100,000    Minefinders Corporation Ltd.*                           817,000
1,400,000    Miramar Mining Corp.*                                 5,180,000
  100,000    New Gold, Inc.*                                         894,000
  300,000    NovaGold Resources Inc.*                              3,846,000



See notes to financial statements.

                                Midas Fund, Inc.
                                    (Continued)
          Schedule of Portfolio Investments - June 30, 2006 (Continued)


   Shares                                                       Market Value
----------------------------------------------------------------------------

1,400,000    Olympus Pacific Minerals,Inc.* /(1)/              $     621,887
  600,000    Peru Copper, Inc.*                                    3,096,000
  343,600    Viceroy Exploration Ltd.*                             2,583,872
  580,000    Western Goldfields Inc.*                              1,461,600
                                                               -------------
                                                                  30,741,321
             Total Common Stocks (cost: $ 100,662,940)           141,403,042

   Number    Warrants (0.52%)
---------
  100,000    Cambior Inc. warrants expiring 8/12/08                   78,230
  125,000    Jaguar Mining Inc. warrants expiring 12/31/07           148,930
   50,000    New Gold, Inc. warrants expiring 2/23/08                 85,424
   84,375    Yamana Gold Inc. warrants expiring 11/0/08              379,350
                                                               -------------
             Total Warrants (cost: $129,310)                         691,934
                                                               -------------
             Total Investments (cost: $100,792,250) (107.77%)  $ 142,094,976
             Liabilities in Excess of Cash and Other
             Assets (-7.77%)                                     (10,247,638)
                                                               -------------
             Net Assets (100.00%)                              $ 131,847,338
                                                               =============

             *    Indicates non-income producing security.
             /(1)/Valued as determined in good faith under the direction of and pursuant to procedures established by the Fund's Board of Directors. ADR means "American Depositary Receipt".


                                              See notes to financial statements.

                            Midas Special Fund, Inc.
          Schedule of Portfolio Investments - June 30, 2006 (Unaudited)


   Shares    COMMON STOCKS AND SHORT TERM INVESTMENTS (99.86%)  Market Value
----------------------------------------------------------------------------
             Common Stocks (93.31%)

             Cigarettes (6.89%)
   9,100     Reynolds American Inc.                             $  1,049,230

             Drawing & Insulating of Nonferrous Wiring (4.23%)
   26,600    Corning Inc.*                                           643,454

             Fire, Marine & Casualty Insurance (20.98%)
   1,050     Berkshire Hathaway, Inc.*                             3,195,150

             Gold and Silver Ores (9.86%)
   23,200    Barrick Gold Corp.                                      686,720
   15,400    Newmont Mining Corp.                                    815,122
                                                                ------------
                                                                   1,501,842
             Hotels and Motels (17.65%)
   95,000    Hilton Hotels Corp.                                   2,686,600

             National Commercial Banks (10.74%)
   11,700    PNC Financial Services Group, Inc.                      820,989
   19,400    JP Morgan Chase & Co.                                   814,800
                                                                ------------
                                                                   1,635,789
             Petroleum Refining (4.65%)
   10,800    ConocoPhillips                                          707,724

             Pharmaceutical Preparation Manufacturing (4.33%)
   11,000    Johnson & Johnson                                       659,120

             Services - Computer Programming, Data Processing,
              Etc. (5.23%)
    1,900    Google, Inc.*                                           796,727

             Services - Specialty Outpatient Facilities (4.10%)
  163,000    HealthSouth Corp.*                                      624,290

             Trucking & Courier Services (No Air) (4.65%)
    8,600    United Parcel Service, Inc.                             708,038
                                                                ------------
             Total Common Stocks (cost: $10,387,374)              14,207,964

Par Value    Short Term Investments (6.55%)
---------
1,000,000    U.S. Treasury Bill, due 7/27/06 /(a)/                   996,660
                                                                ------------
             Total Short Term Investments (cost $996,660)            996,660
                                                                ------------
               Total Investments (cost: $11,384,034) (99.86%)     15,204,624
                                                                ------------
             Cash and Other Assets, Less Liabilities (.14%)           21,593

             Net Assets (100.00%)                               $ 15,226,217
                                                                ============


             *    Indicates non-income producing security.

            /(a)/ This security is traded on a discount basis with no stated
                  coupon rate.

See notes to financial statements.

                           Midas Dollar Reserves, Inc.
          Schedule of Portfolio Investments - June 30, 2006 (Unaudited)

Par Value    U.S. GOVERNMENT AGENCIES (98.12%)                    Yield*       Value**
----------------------------------------------------------------------------------------
$  875,000    Federal Home Loan Bank, due 7/03/06                   4.62%    $    874,775
   700,000    Federal Home Loan Bank, due 9/08/06                   5.09%         693,171
   640,000    Federal Home Loan Bank, due 9/15/06                   5.21%         632,961
   560,000    Freddie Mac, due 7/11/06                              4.83%         559,249
   125,000    Freddie Mac, due 7/11/06                              4.82%         124,832
   960,000    Freddie Mac, due 7/24/06                              4.73%         957,063
 1,050,000    Freddie Mac, due 8/21/06                              4.93%       1,042,664
 1,150,000    Freddie Mac, due 8/28/06                              4.93%       1,140,866
   445,000    Federal National Mortgage Association, due 7/17/06    4.83%         444,045
 1,020,000    Federal National Mortgage Association, due 8/02/06    4.76%       1,015,685
 1,220,000    Federal National Mortgage Association, due 8/09/06    4.80%       1,213,656
 1,035,000    Federal National Mortgage Association, due 8/14/06    4.82%       1,028,902
   550,000    Federal National Mortgage Association, due 9/01/06    5.00%         545,220
   100,000    Federal National Mortgage Association, due 9/01/06    5.30%          99,131
   975,000    Federal National Mortgage Association, due 9/20/06    5.01%         964,001
 1,025,000    Federal National Mortgage Association, due 9/29/06    4.96%       1,012,290
   850,000    Federal National Mortgage Association, due 10/04/06   5.27%         838,186
                                                                             ------------
                Total Investments (cost: $13,073,635) (98.12%)               $ 13,186,697

              Cash and Other Assets, Less Liabilities (1.88%)                     252,783
                                                                             ------------
              Net Assets (100.00%)                                           $ 13,439,480
                                                                             ============

             *    Represents discount rate at date of purchase for discount
                  securities, or coupon for coupon-bearing securities.
             **   Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

                                              See notes to financial statements.

                      Statements of Assets and Liabilities


                                                                Midas         Midas
                                                Midas          Special        Dollar
June 30, 2006 (Unaudited)                       Fund            Fund         Reserves
--------------------------------------------------------------------------------------
Assets
Investments at cost
   Non-affiliated                           $  97,732,218  $  11,384,034  $ 13,186,697
   Affiliated                                   3,060,032              -             -
                                            -------------  -------------  ------------
        Total investments at cost             100,792,250     11,384,034    13,186,697
                                            -------------  -------------  ------------
Investments at market value
   Non-affiliated                             127,204,066     15,204,624    13,186,697
   Affiliated                                  14,890,910              -             -
                                            -------------  -------------  ------------
        Total investments at market value     142,094,976     15,204,624    13,186,697
Cash                                               15,272         89,985       305,756
Receivables:
        Dividends and interest                          -         11,394             -
        Fund shares sold                          871,999         14,495             -
Other assets                                       28,969          8,592         8,596
                                            -------------  -------------  ------------
        Total assets                          143,011,216     15,329,090    13,501,049
                                              -----------     ----------    ----------
Liabilities
Payable for investments purchased              10,755,608              -             -
Fund shares redeemed                              179,428         14,084             -
Management and distribution fees payable          118,619         19,766             -
Accrued expenses                                   89,428         62,896        36,750
Administrative services payable                    20,795          6,127        20,020
Distribution payable                                    -              -         4,799
                                            -------------  -------------  ------------
        Total liabilities                      11,163,878        102,873        61,569
                                               ----------        -------        ------

Net Assets                                  $ 131,847,338  $  15,226,217  $ 13,439,480
                                            =============  =============  ============

Shares outstanding, $0.01 par value            32,546,759      1,019,979    13,439,430

Net Asset Value, Offering and
 Redemption Price Per Share                 $        4.05  $       14.93  $       1.00
At June 30, 2006, net assets consisted of:
Paid-in capital                             $ 254,041,312  $  20,048,561  $ 13,439,420
Accumulated undistributed net
 investment income (loss)                      (2,059,866)      (154,230)          553
Accumulated net realized loss
 on investments                              (161,436,834)    (8,488,704)         (493)
Net unrealized appreciation
 on investments and foreign currencies         41,302,726      3,820,590             -
                                            -------------  -------------  ------------
                                            $ 131,847,338  $  15,226,217  $ 13,439,480
                                            =============  =============  ============

See notes to financial statements.

                            Statements of Operations



                                                                Midas         Midas
For the Six Months Ended June 30, 2006          Midas          Special        Dollar
(Unaudited)                                     Fund            Fund         Reserves
--------------------------------------------------------------------------------------
Investment Income

Dividends                                   $     239,546  $     119,757  $          -
Foreign tax withholding                            (3,116)             -             -
Interest                                           37,355         22,861       306,996
                                            -------------  -------------  ------------
   Total investment income                        273,785        142,618       306,996
                                            =============  =============  ============
Expenses
Investment management                             535,801         74,363        33,066
Transfer agent                                    146,482         30,007        15,539
Distribution                                      133,950         77,980        16,533
Loan interest and fees                             90,692         38,726           174
Administrative services                            72,349          5,115         6,915
Bookkeeping and pricing                            28,258         12,530        13,575
Printing & postage                                 26,571          4,779         2,543
Registration                                       17,325         18,210        11,670
Custodian                                          16,975          2,450         2,120
Auditing                                           12,670         10,740         8,507
Insurance                                          10,136          3,760         3,982
Directors                                           9,955          5,370         2,353
Legal                                               6,100         13,030         7,460
Other                                               1,916              -             -
                                            -------------  -------------  ------------
   Total expenses                               1,109,180        297,060       124,437
        Expense reductions                         (1,877)          (212)         (589)
        Investment management and
         distribution fees waived                       -              -       (49,599)
     Net expenses                               1,107,303        296,848        74,249
                                            -------------  -------------  ------------
     Net investment income (loss)                (833,518)      (154,230)      232,747
                                                 --------       --------       -------

Realized and Unrealized Gain (Loss)
 On Investments and Foreign Currencies
Net realized gain (loss):
   Sale of investments                         12,043,848       (244,111)          (26)
   Foreign currencies                             213,478              -             -
Unrealized appreciation of investments
 during the period                             15,271,238        540,622             -
                                            -------------  -------------  ------------
     Net realized and unrealized gain
     on investments and foreign currencies     27,528,564        296,511           (26)
                                               ----------        -------           ---
Net increase in net assets
 resulting from operations                  $  26,695,046  $     142,281  $    232,721
                                            =============  =============  ============

                                              See notes to financial statements.

                      Statements of Changes in Net Assets

                                                     Midas Fund               Midas Special Fund        Midas Dollar Reserves
------------------------------------------------------------------------------------------------------------------------------
                                              Six Months                  Six Months                  Six Months
                                                Ended                        Ended                       Ended
                                               6/30/06                      6/30/06                     6/30/06
   For the Period Ended                      (Unaudited)      12/31/05    (Unaudited)    12/31/05     (Unaudited)    12/31/05
------------------------------------------------------------------------------------------------------------------------------
   Operations
   Net investment income (loss)             $    (833,518) $  (1,299,838) $   (154,230) $   (356,484) $   232,747  $   230,306

Net realized gain (loss) from sale of
 investments and foreign currencies            12,257,326     12,941,403      (244,111)    1,912,494          (26)        (407)
   Unrealized appreciation (depreciation)
    of investments, and foreign
    currencies during the period               15,271,238      9,032,381       540,622    (1,800,123)           -            -
                                            -------------  -------------  ------------  ------------  -----------  -----------
   Net increase (decrease) in net assets
    resulting from operations                  26,695,046     20,673,946       142,281      (244,113)     232,721      229,899

   Distributions to Shareholders
   Distributions to shareholders                        -              -             -             -     (232,754)    (230,397)

   Capital Share Transactions
   Change in net assets resulting from
    capital share transactions (a)             30,420,576     (2,712,078)   (1,347,520)   (1,434,562)     550,673   (2,653,365)
                                            -------------  -------------  ------------  ------------  -----------  -----------
   Total change in net assets                  57,115,622     17,961,868    (1,205,239)   (1,678,675)     550,640   (2,653,863)

   Net Assets
   Beginning of period                         74,731,716     56,769,848    16,431,456    18,110,131   12,888,840   15,542,703
                                            -------------  -------------  ------------  ------------  -----------  -----------
   End of period (b)                        $ 131,847,338  $ 74,731,716   $ 15,226,217  $ 16,431,456  $13,439,480  $12,888,840
                                            =============  =============  ============  ============  ===========  ===========
        (a) Capital Share Transactions
         were as follows:

        Value
   Shares sold                              $  71,549,977  $  10,066,256  $    803,842  $    504,266  $ 5,546,414  $ 3,600,029
   Shares issued in reinvestment of
    distributions                                       -              -             -             -      220,654      228,111
   Shares redeemed                            (41,129,401)   (12,778,334)   (2,151,362)   (1,938,828)  (5,216,395)  (6,481,505)
                                            -------------  -------------  ------------  ------------  -----------  -----------
        Net increase (decrease)             $  30,420,576  $  (2,712,078) $ (1,347,520) $ (1,434,562) $   550,673  $(2,653,365)
                                            =============  =============  ============  ============  ===========  ===========

   Number
   Shares sold                                 18,196,132      4,220,438        54,911        33,754    5,546,414    3,600,029
   Shares issued in reinvestment of
    distributions                                       -              -             -             -      220,654      228,111
   Shares redeemed                            (10,649,314)    (5,766,365)     (145,035)     (134,738)  (5,216,395)  (6,481,505)
                                            -------------  -------------  ------------  ------------  -----------  -----------
   Net increase (decrease)                      7,546,818     (1,545,927)      (90,124)      (98,984)     550,673   (2,653,365)
                                                =========     ==========       =======       =======      =======   ==========
        (b) End of period net assets
         include undistributed net
         investment income (loss)              (2,059,866)    (1,226,348)     (154,230)            -          553          560
                                               ==========     ==========      ========       =======          ===          ===

See notes to financial statements.

                            Statements of Cash Flows


                                                                Midas         Midas
For the Six Months Ended June 30, 2006          Midas          Special        Dollar
(Unaudited)                                     Fund            Fund         Reserves
--------------------------------------------------------------------------------------
Cash flows from operating activities
Net increase in net assets
 resulting from operations                  $  26,695,046  $     142,281  $    232,721
Adjustments to reconcile net increase in
 net assets resulting from operations to
 net cash provided by (used in) operating
 activities:
    Net increase in unrealized appreciation
     of investments                           (15,271,238)      (540,622)            -
    Net realized (gain) loss on sales of
     investments                              (12,257,326)       244,111            26
   Purchase of long term securities          (120,674,202)    (5,514,320)            -
   Proceeds from sales of long term
    securities                                 84,538,999     11,124,330             -
   Increase in payable for securities
    purchased                                  10,755,608              -             -
   Net purchases of short term securities         (97,378)      (996,852)     (416,003)
   Increase (decrease) in accrued fees and
    expenses payable                               27,270        (54,170)      (20,838)
   Decrease in receivables
    and other assets                               10,137         12,869         3,982
                                            -------------  -------------  ------------
    Net cash (used in) provided by
     operating activities                     (26,273,084)     4,417,627      (200,112)
                                            =============  =============  ============
Cash flows from financing activities
Repayment of bank line of credit               (3,705,831)    (2,796,946)            -
Net shares sold (redeemed)                     29,994,187     (1,530,696)      330,019
Distribution paid to shareholders                       -              -        (7,429)
    Net cash provided by (used in)
     financing activities                      26,288,356     (4,327,642)      322,590
                                            -------------  -------------  ------------
    Net increase in cash                           15,272         89,985       122,478
                                            =============  =============  ============
Cash
Beginning of period                                     -              -       183,278
                                            -------------  -------------  ------------
End of period                               $      15,272  $      89,985  $    305,756
                                            =============  =============  ============
Supplemental disclosure of cash flow
 information:
Cash paid for interest                      $      91,417  $      28,476  $        138
Noncash financing activities not included
 herein consisting of reinvestment of
 distributions                              $           -  $           -  $    220,654

                                              See notes to financial statements.

                         Notes to Financial Statements
                           June 30, 2006 (Unaudited)

1 The Midas Funds are all Maryland corporations registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. Midas Fund's investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing at least 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion. Midas Special Fund's investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in all types of securities, futures and options. Midas Dollar Reserves seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.
                The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, except for Midas Dollar Reserves, securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, are valued at the last reported sales price on the day the valuations are made. Securities traded primarily on the NAS-DAQ Stock Market ("NASDAQ") are normally valued by the Funds at the Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NASDAQ, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith under the direction of and pursuant to procedures established by the Fund's Board of Directors. Realized gain or loss on the sale of investments denominated in foreign currencies is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. For financial reporting purposes, investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Midas Dollar Reserves values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. Midas Fund and Midas Special Fund participate in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Midas Fund and Midas Special Fund may engage in short sales transactions under which a Fund sells a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
                In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related funds, which includes open-end and closed-end funds for which the Investment Manager or its affiliate serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other funds in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each fund in the complex otherwise can be made fairly.

                          Notes to Financial Statements
                                    CONTINUED

2 Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.
                Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses, and foreign currency transactions.
                At December 31, 2005, Midas Fund had net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes of $173,222,425, of which $6,162,204, $87,852,811,
        $72,327,384, $6,800,444 and $79,582 expires in 2006, 2007, 2008, 2009, and 2010, respectively. For Midas Fund, $471,735 of capital loss carryover related to the acquisition of the Midas Gold Investors Fund in November 2001 is remaining to be recognized over the next three years. This amount is subject to an annual limitation of $157,245 under tax rules.
                At December 31, 2005, Midas Special Fund had net capital loss carryovers that may be used to offset future realized gains for federal income tax purposes of $7,780,009, of which $5,956,264 and $1,823,745 expires in 2009 and 2011, respectively. For Midas Special Fund, $394,695 of capital loss carryover related to the acquisition of the Midas U.S. and Overseas Fund in November 2001 is remaining to be recognized over the next three years. This amount is subject to an annual limitation of $131,565 under tax rules.


3 Under the investment management agreement of Midas Fund, Midas Management Corporation (the "Investment Manager") receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. Under the investment management agreement of Midas Special Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Midas Dollar Reserves, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. For Midas Dollar Reserves, the Investment Manager voluntarily waived its management fee of $33,066 for the six months ended June 30, 2006.
                Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Dollar Reserves) or 1.00% (Midas Special Fund) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' share. For Midas Dollar Reserves, the Distributor voluntarily waived $16,533 of its distribution fee for the six months ended June
        30, 2006.
                Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Funds' Distributor. Pursuant to the investment management agreements, the Funds reimburse the Investment Manager for providing certain administrative services at cost comprised of compliance and accounting services. For the six months ended June 30, 2006 the Funds incurred total administrative costs of $84,379 comprised of $48,784 and $35,595 for compliance and accounting services, respectively. In addition, Midas Fund paid the Distributor $32,333 for payments made to certain brokers for record keeping services.

4 At June 30, 2006, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:


                     Federal Income Gross Unrealized Gross Unrealized Net Unrealized
                        Tax Cost      Appreciation     Depreciation    Appreciation
------------------------------------------------------------------------------------
Midas Fund           $ 100,792,250  $    43,129,923    $  (1,827,197)  $ 41,302,726
Midas Special Fund   $  11,384,034  $     4,002,906    $    (182,316)  $  3,820,590

                          Notes to Financial Statements
                                    CONTINUED

        Purchases and sales of securities other than short term notes for the period ended June 30, 2006 were as follows:


                                             Purchases         Proceeds from
                                           of Securities  the Sale of Securities
        ------------------------------------------------------------------------
        Midas Fund                         $ 120,674,202     $  84,538,999
        Midas Special Fund                 $   5,514,320     $  11,124,330


                Midas Fund had the following investment in a company deemed to be affiliated due to Midas Fund's ownership of greater than 5% of the company's outstanding voting securities:


                                June 30, 2006        December 31, 2005
                          Number of      Market    Number of      Market
                         Shares Held     Value    Shares Held     Value
--------------------------------------------------------------------------
Golden Cycle Gold Corp.  1,964,500   $ 14,890,910  1,964,500   $ 6,826,637

        There were no purchase or sale transactions by Midas Fund of securities of the affiliated company during the six months ended June 30, 2006.

        As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:


                                                                     Midas      Midas Dollar
                                                 Midas Fund         Special       Reserves
--------------------------------------------------------------------------------------------
Accumulated undistributed net investment income $            -   $          -    $      560
Accumulated net realized losses                   (173,222,425)    (7,780,009)          (43)
Capital loss carryover limitation                     (471,735)      (394,695)            -
Post-October losses                                          -        (69,890)         (424)
Unrealized appreciation                             24,805,140      3,279,969             -
                                                --------------   ------------      --------
                                                $ (148,889,020)  $ (4,964,625)   $       93
                                                ==============   ============      ========

        Federal income tax regulations permit "Post-October" net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year. The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the Passive Foreign Investment Company (PFIC) mark to market adjustments. Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2005, permanent differences between book and tax accounting have been reclassified as follows:


                    Increase (Decrease)   Increase in Accumulated   Increase (Decrease)
                     in Undistributed        Net Realized Loss          in Paid-in
                    Net Investment Loss       On Investments              Capital
--------------------------------------------------------------------------------------
Midas Fund             $  (788,752)            $   54,192              $   734,560
Midas Special Fund     $   358,513             $   (2,029)             $  (356,484)


5 The Funds (except Midas Dollar Reserves), Global Income Fund, Inc., and Foxby Corp. (the "Borrowers") have entered into a committed secured line of credit facility with State Street Bank and Trust Company ("Bank") the Funds' custodian. Global Income Fund, Inc. and Foxby Corp. are closed-end investment companies advised by CEF Advisers, Inc., an affiliate of the Investment Manager. The aggregate amount of the line of credit is $25,000,000 which was renewed from $9,000,000 effective June 15, 2006. The borrowing of each Borrower is collaterized by the underlying investments of such Borrower. The Bank will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $25,000,000 or the maximum amount permitted pursuant to each Borrowers prospectus or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360-day year. All loans under this facility will be available at the Borrower's option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year.

        The Funds have also entered into a secured redemption facility with the Bank with an aggregate amount available of $10,000,000 which was renewed from $9,000,000 effective June 15, 2006. The facility is collaterized by the underlying investments of each Fund. This facility carries no legal obligation on the part of the Bank to lend any amount of money to the Funds at any time, and therefore the Funds will not pay a commitment fee under this facility. The Bank will make revolving loans to a Fund not to exceed in the aggregate outstanding at any time with respect to any one Fund the least of $10,000,000 or the maximum amount permitted pursuant to the prospectus or as permitted under the Act. All loans under this facility will be available at the overnight Federal Funds in effect from time to time plus a spread to be determined at the time of borrowing, calculated on the basis of actual days elapsed for a 360-day year. The outstanding balance

                          Notes to Financial Statements
                                    CONTINUED

        at June 30, 2006, and the weighted average interest rate and weighted average amount outstand-ing for the six months ended June 30, 2006 were as follows:

                               Outstanding  Weighted Average   Weighted Average
                                 Balance     Interest Rate    Amount Outstanding
        ------------------------------------------------------------------------
        Midas Fund              $      -         5.60%          $    3,220,837
        Midas Special Fund      $      -         5.26%          $    1,481,542
        Midas Dollar Reserves   $      -         5.67%          $        4,913

6 Midas Fund and Midas Special Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund provides the broker an amount of cash or securities at least equal to a certain percentage of the contract amount. This is known as "initial margin." Subsequent payments ("variation margin") are credited to or debited from the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in futures could have a large impact on a Fund's performance. There were no transactions in futures contracts during the six months ended June 30, 2006.

7 Through arrangements with the Funds' custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce custody and transfer agency expenses, respectively. For financial reporting purposes, the Funds include these credits as an expense offset in the Statement of Operations.

8 The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not occurred. The risk of material loss from such claims is considered by management to be remote.

               Financial Highlights - Midas Dollar Reserves, Inc.

                                         Six Months
                                            Ended                             Years Ended December 31,
                                        June 30, 2006  -------------------------------------------------------------------
                                         (Unaudited)      2005          2004           2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of period   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000
                                        ------------   -----------   -----------   -----------   -----------   -----------
Income from investment operations:
   Net investment income                        .018          .016          .003          .002          .007          .031
Less distributions:
   Distributions to shareholders               (.018)        (.016)        (.003)        (.002)        (.007)        (.031)
                                        ------------   -----------   -----------   -----------   -----------   -----------
Net asset value at end of period         $     1.000   $     1.000   $     1.000   $     1.000   $     1.000   $     1.000
                                        ============   ===========   ===========   ===========   ===========   ===========
Total return                                    1.76%         1.61%         0.29%         0.15%         0.63%         3.11%
                                        ============   ===========   ===========   ===========   ===========   ===========
Ratios/Supplemental Data
Net assets at end of period (000's
 omitted)                                $    13,439   $    12,889   $    15,543   $    18,638   $    20,970   $    25,991
                                        ============   ===========   ===========   ===========   ===========   ===========
Ratio of total expenses to average net
 assets                                         1.87%*        2.34%         1.97%         1.75%         1.84%         1.64%
                                        ============   ===========   ===========   ===========   ===========   ===========
Ratio of net expenses to average net
 assets                                         1.11%*        1.59%         1.12%         0.99%         1.09%         1.11%
                                        ============   ===========   ===========   ===========   ===========   ===========
Ratio of net investment income to
 average net assets                             3.49%*        1.58%         0.24%         0.16%         0.69%         3.51%
                                        ============   ===========   ===========   ===========   ===========   ===========

* Annualized.

                     Financial Highlights - Midas Fund, Inc.


                                         Six Months
                                            Ended                             Years Ended December 31,
                                        June 30, 2006  -------------------------------------------------------------------
                                         (Unaudited)      2005          2004           2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of period   $      2.99   $      2.14   $      2.20   $      1.53   $       .95   $       .84
                                         -----------   -----------   -----------   -----------   -----------   -----------
Income from investment operations:
   Net investment loss/(a)/                     (.03)         (.05)         (.05)         (.02)         (.01)         (.01)
   Net realized and unrealized gain
    (loss) on investments                       1.09           .90          (.01)          .69           .59           .12
                                         -----------   -----------   -----------   -----------   -----------   -----------
        Total from investment operations        1.06           .85          (.06)          .67           .58           .11
                                         -----------   -----------   -----------   -----------   -----------   -----------
Paid-in capital from redemption fees/(b)/          -             -             -             -             -             -
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value at end of period         $      4.05   $      2.99   $      2.14   $      2.20   $      1.53   $       .95
                                         ===========   ===========   ===========   ===========   ===========   ===========
Total return                                   35.45%        39.72%        (2.72)%       43.79%        61.05%        13.10%
                                         ===========   ===========   ===========   ===========   ===========   ===========
Ratios/Supplemental Data
Net assets at end of period (000's
 omitted)                                $   131,847   $    74,732   $    56,770   $    67,123   $    54,789   $    38,558
                                         ===========   ===========   ===========   ===========   ===========   ===========
Ratio of total expenses to average net
 assets                                         2.12%*        2.79%         2.58%         2.44%         2.58%         2.83%
                                         ===========   ===========   ===========   ===========   ===========   ===========
Ratio of net expenses to average net
 assets                                         2.11%*        2.78%         2.58%         2.44%         2.58%         2.81%
                                         ===========   ===========   ===========   ===========   ===========   ===========
Ratio of net expenses excluding loan
 interest and fees to average net assets        1.94%*        2.44%         2.39%         2.27%            -             -
                                         ===========   ===========   ===========   ===========   ===========   ===========
Ratio of net investment loss to
 average net assets                            (1.59)%*      (2.39)%       (2.40)%       (1.28)%        (.93)%        (.75)%
                                         ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover rate                           75%           63%           34%           54%           45%           61%
                                         ===========   ===========   ===========   ===========   ===========   ===========

*    Annualized
(a)  Computed using average shares outstanding throughout the period.
(b)  Less than $.01 per share.


                Financial Highlights - Midas Special Fund, Inc.

                                         Six Months
                                            Ended                             Years Ended December 31,
                                        June 30, 2006  -------------------------------------------------------------------
                                         (Unaudited)      2005          2004           2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of period   $     14.80   $     14.98   $     13.54   $     12.91   $     14.45   $     20.02
                                        ------------   -----------   -----------   -----------   -----------   -----------
Income from investment operations:
   Net investment loss/(a)/                    (.15)         (.32)         (.26)         (.12)         (.15)         (.17)
   Net realized and unrealized gain
    (loss) on investments                        .28           .14          1.70           .75         (1.39)        (5.40)
                                        ------------   -----------   -----------   -----------   -----------   -----------
        Total from investment operations         .13          (.18)         1.44           .63         (1.54)        (5.57)
                                        ------------   -----------   -----------   -----------   -----------   -----------
   Net increase (decrease) in net asset
    value                                        .13          (.18)         1.44           .63         (1.54)        (5.57)
                                        ------------   -----------   -----------   -----------   -----------   -----------
Net asset value at end of period         $     14.93   $     14.80   $     14.98   $     13.54   $     12.91   $     14.45
                                        ============   ===========   ===========   ===========   ===========   ===========
Total return                                    0.88%        (1.20)%       10.63%         4.88%       (10.66)%      (27.82)%
                                        ============   ===========   ===========   ===========   ===========   ===========
Ratios/Supplemental Data
Net assets at end of period (000's
 omitted)                                $    15,226   $    16,431   $    18,110   $    18,044   $    18,884   $    22,695
                                        ============   ===========   ===========   ===========   ===========   ===========
Ratio of total expenses to average
 net assets                                     3.74%*        4.03%         3.49%         3.67%         3.69%         3.81%
                                        ============   ===========   ===========   ===========   ===========   ===========
Ratio of net expenses to average net
 assets                                         3.73%*        4.03%         3.49%         3.67%         3.69%         3.80%
                                        ============   ===========   ===========   ===========   ===========   ===========
Ratio of net expenses excluding loan
 interest and fees to average net assets        3.25%*        3.83%         3.39%         3.47%         3.41%         3.37%
                                        ============   ===========   ===========   ===========   ===========   ===========
Ratio of net investment loss to
 average net assets                            (1.94)%*      (2.15)%       (1.82)%       (0.99)%       (1.08)%       (1.12)%
                                        ============   ===========   ===========   ===========   ===========   ===========
Portfolio turnover rate                           34%          118%            9%           29%           20%          102%
                                        ============   ===========   ===========   ===========   ===========   ===========

 *   Annualized.
(a)  Computed using average shares outstanding throughout the period.

                          Board Approval of Agreements

                The investment management agreements (each individually, an "Agreement," and collectively, the "Agreements") between each of the Midas Funds and the investment manager, Midas Management Corporation, generally provide that each Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of each Fund who are not parties to the Agreement, or interested persons of any such party and (ii) by the Board of Directors of each Fund or by the vote of the holders of a majority of the outstanding voting securities of each Fund.

                In considering the annual approval of the Agreements, the Boards of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Boards for the meeting held in March 2006 to specifically consider the renewal of the Agreements. Such information included, among other things, the following: information comparing the management fees of each Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the investment manager's results and financial condition and the overall organization of the investment manager; the allocation of brokerage and the benefits received by the investment manager as a result of brokerage allocation; the investment manager's management of relationships with the custodian, transfer agents, and fund accountants; the resources devoted to the investment manager's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost and character of the administrative and other non-investment management services provided by the investment manager and its affiliates; and the terms of the Agreements and the reasonableness and appropriateness of the particular fee paid by a Fund for the services described therein.

                The Boards of Directors also considered the nature, extent and quality of the management services provided by the investment manager. In so doing, the Boards considered the investment manager's management capabilities with respect to the types of investments held by each Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the Agreements. The Boards also took into account the time and attention to be devoted by management to each Fund and the other funds in the complex. The Boards evaluated the level of skill required to manage each Fund and concluded that the human resources available at the investment manager were appropriate to fulfill effectively its duties on behalf of each Fund. The Directors also noted that the investment manager has managed the Funds since 1995 and the Directors believe that a long-term relationship with a capable, conscientious investment manager is in the best interests of the Funds.

                The Boards received information concerning the investment philosophy and investment process applied by the investment manager in managing each Fund. In this regard, the Boards considered the investment manager's in-house research capabilities as well as other resources available to the investment manager personnel, including research services that may be available to the investment manager as a result of securities transactions effected for the Funds. The Boards concluded that the investment manager's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment objective and policies.

                In its review of comparative information with respect to Fund investment performance, the Boards received comparative information, comparing the Funds' performance to that of similar peer groups. After reviewing this information, the Boards concluded that each Fund has performed within a range that the Boards deemed competitive. With respect to their review of investment management fees, the Boards considered information comparing the Funds' management fees and expense ratios to those of comparable funds with similar management fee characteristics. The Boards noted that economies of scale may develop for each Fund as its assets increase and fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in investment manager-level economies of scale. This information assisted the Boards in concluding that the fees paid by each Fund are within the range of those paid by comparable funds within the mutual fund industry.

                          Board Approval of Agreements
                                    (Continued)

                In reviewing the information regarding the expense ratio of the Funds, the Boards concluded that although the Funds' expense ratios are within a higher range, they are competitive with comparable funds in light of the quality of services received.

                In addition to the factors mentioned above, the Boards reviewed the level of the investment manager's profits in providing investment management and related services for each Fund and for all the funds in the complex. The Boards considered the fiduciary duty assumed by the investment manager in connection with the services rendered to the Funds and the business reputation of the investment manager and its financial resources. The Boards also considered information regarding the character and amount of other incidental benefits received by the investment manager and its affiliates from their association with the Funds. The Boards concluded that potential "fall-out" benefits that the investment manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Funds. The Boards concluded that in light of the services rendered, the profits realized by the investment manager are not unreasonable.

                The Boards did not consider any single factor as controlling in determining whether or not to renew the Agreements. Nor are the items described herein all the matters considered by the Boards. In assessing the information provided by the investment manager and its affiliates, the Boards also took into consideration the benefits to shareholders of investing in a fund that is part of a family of funds which provides a large variety of shareholder services.

                Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Boards concluded that the approval of each Agreement, including the fee structure, is in the interests of shareholders.


                      Quarterly Portfolio and Proxy Voting

                The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's web site at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' Investment Company Act file numbers are as follows: 811-04625 (Midas Special Fund); 811-04316 (Midas Fund); and 811-02474 (Midas Dollar Reserves). The Funds make the information on Form N-Q available to shareholders at www.midasfunds.com. The Funds' proxy voting policies and procedures and proxy voting record are available (i) without charge, upon request, by calling 1-800-400-MIDAS (6432); (ii) on the Funds' website at www.midasfunds.com and (iii) on the SEC's website at www.sec.gov.

                           About Your Fund's Expenses

               Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees, distribution and service 12b-1 fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

                                 Actual Expenses

               The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge you a $20.00 annual small account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Education Savings Accounts, 403(b) accounts, and IRAs (including Traditional, Roth, Rollover, SEP-, SARSEP and SIMPLE-IRAs), and certain other retirement accounts.

                  Hypothetical Example for Comparison Purposes

                The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


                             Expense Analysis Tables

                              Beginning           Ending              Expenses Paid
                            Account Value     Account Value           During Period*
Midas Fund                 January 1, 2006    June 30, 2006  January 1, 2006-June 30, 2006
------------------------------------------------------------------------------------------
Actual                      $ 1,000.00         $ 1,354.52              $   12.32
Hypothetical (5% return
 before expenses)           $ 1,000.00         $ 1,014.33              $   10.54

* Expenses are equal to the Fund's annualized expense ratio of 2.11%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                              Beginning           Ending              Expenses Paid
                            Account Value     Account Value           During Period*
Midas Special Fund         January 1, 2006    June 30, 2006  January 1, 2006-June 30, 2006
------------------------------------------------------------------------------------------
Actual                      $ 1,000.00         $ 1,004.39             $ 18.58
Hypothetical (5% return
 before expenses)           $ 1,000.00         $ 1,006.30             $ 18.55

* Expenses are equal to the Fund's annualized expense ratio of 3.73%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                              Beginning           Ending              Expenses Paid
                            Account Value     Account Value           During Period*
Midas Dollar Reserves      January 1, 2006    June 30, 2006  January 1, 2006-June 30, 2006
------------------------------------------------------------------------------------------
Actual                      $ 1,000.00         $ 1,017.44             $ 5.55
Hypothetical (5% return
 before expenses)           $ 1,000.00         $ 1,019.29             $ 5.56

* Expenses are equal to the Fund's annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

         Midas Fund - Allocation of Portfolio Holdings on June 30, 2006

                                     [GRAPH]

          Junior Precious Metals Producers                    34.19%
          Intermediate Precious Metals Producers              26.88%
          Exploration and Development Companies               23.31%
          Major Precious Metals Producers                     22.87%
          Warrants                                             0.52%

     Midas Special Fund - Allocation of Portfolio Holdings on June 30, 2006

                                     [GRAPH]

          Fire, Marine & Casualty Insurance                   20.98%
          Hotels & Motels                                     17.65%
          National Commercial Banks                           10.74%
          Gold and Silver Ores                                 9.86%
          Cigarettes                                           6.89%
          Short Term Investments                               6.55%
          Services - Computer Prog., Data Proc., Etc.          5.23%
          Petroleum Refining                                   4.65%
          Tracking & Courier Services                          4.65%
          Pharmaceutical Preparation Manufacturing             4.33%
          Drawing & Insulating of Nonferrous Wiring            4.23%
          Services-Specialty Outpatient Facilities             4.10%


    Midas Dollar Reserves - Allocation of Portfolio Holdings on June 30, 2006

                                     [GRAPH]

          Federal Home Loan Bank                              16.69%
          Freddie Mac                                         29.00%
          Federal National Mortgage Association               54.31%

                                                                                Use this Account Application to open a regular Midas
                                                                                account. For a Midas IRA Application, call toll-free
     MIDAS                                                                      1-800-400-MIDAS (6432) or access our web site at
     FUNDS                        ACCOUNT                                       www.midasfunds.com. Return this completed Account
     Discovering Opportunities    APPLICATION                                   Application in the enclosed envelope or mail to:

                                                                                MIDAS FUNDS, Box 6110, Opportunities Indianapolis,
                                                                                IN 46206-6110.
====================================================================================================================================

1.   Registration (Please Print) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. eastern time.
     Individual:

     -------------------------------------------------------------------------------------------------------------------------------
     First Name            Middle Initial         Last Name              Social Security Number           Date of Birth

     Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.


     -------------------------------------------------------------------------------------------------------------------------------
     First Name            Middle Initial         Last Name              Social Security Number           Date of Birth
     Gift/Transfer to a Minor:


                                                          as Custodian for
     -------------------------------------------------------------------------------------------------------------------------------
     Name of Custodian (only one)                                       Name of Minor (only one)


     under the             Uniform Gifts/Transfers to Minors Act.
     -------------------------------------------------------------------------------------------------------------------------------

            Custodian's State of Residence                              Minor's Social Security Number      Minor's Date of Birth

     Corporations, Partnerships, Trusts and others: Note: Please attach corporate/trust/other resolution dated within 60 days.


     -------------------------------------------------------------------------------------------------------------------------------
     Name of Corporation, Partnership, or other Organization            Name of Authorized Individual(s)

     -------------------------------------------------------------------------------------------------------------------------------
     Tax I.D. Number       Name of Trustee(s)              Date of Trust Instrument

     -------------------------------------------------------------------------------------------------------------------------------
     Address               Social Security Number          Date of Birth

     -------------------------------------------------------------------------------------------------------------------------------
     If a publicly traded company, provide ticker symbol and exchange where traded; otherwise provide social security numbers and dates of births for all authorized signers and traders.
====================================================================================================================================
2.   Mailing Address, Telephone Number, and Citizenship


     -------------------------------------------------------------------------------------------------------------------------------
     Street                City                            State / Zip                   Daytime Telephone


           Citizen of: ( )U.S. ( )Other:                                     Citizen of: ( )U.S.    ( )Other:
     -------------------------------------------------------------------------------------------------------------------------------
     Email address     Owner                    If other, attach IRS Form W-8    Joint Owner        If other, attach IRS Form W-8

====================================================================================================================================

3.   Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

     Midas Dollar Reserves $__________________                          Midas Fund   $__________________

     Midas Special Fund    $__________________                          TOTAL        $__________________

     By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks will not be accepted.

     By Wire: Please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. eastern time to be assigned an account number before making an initial investment by wire.

     Please indicate the assigned account number __________________ and the date the wire was sent __________________.

====================================================================================================================================

4.   Distributions If no circle is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

     [ ]  Automatic Compounding Option Dividends and distributions reinvested in additional shares.
     [ ]  Payment Option      [ ]  Dividends in cash, distributions reinvested.      [ ] Dividends and distributions in cash.

     To have distributions paid in cash by Midas Electronic Funds Transfer service, please complete Section 7 below.
====================================================================================================================================

5.   Check Writing Privilege for Midas Dollar Reserves - Signature Card

     I am investing in Midas Dollar Reserves and would like free check writing (minimum $250 per check). Please send free person-
     alized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

     Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked [ ].


     -------------------------------------------------------------------------------------------------------------------------------
     Signature                                                      Signature of Joint Owner (if any)


     -------------------------------------------------------------------------------------------------------------------------------
     Print Name                                   Print Name of Joint Owner (if any)                (please continue on back)

====================================================================================================================================
6.   Midas Funds Automatic Investment Program

     [ ] Bank Transfer Plan Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account. Please attach a voided bank account check.

         Fund Name: ______________________________________

         Amount ($100 minimum): $ ____________________________ Day of month:  [ ] 10th [ ] 15th [ ] 20th

====================================================================================================================================
7.   The Midas Touch (R) through 1-800-400-MIDAS (6432) and www.midasfunds.com

     Shareholders automatically enjoy telephone and web purchases and redemptions of Fund shares, unless declined by checking the following circle [ ].

     To link your bank, attach a voided check from your bank account. One common name must appear on your Midas Funds account and bank account.
====================================================================================================================================
8.   Electronic Documents - Account statements, confirmations, prospectus updates, semi-annual and annual reports will be provided electronically in lieu of mailed printed documents, unless declined by checking the following circle [ ].

     To receive account documents electronically, please provide your email address: ______________________________________________.

====================================================================================================================================
9.   Signature and Certification to Avoid Backup Withholding

     "I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup with-holding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S.
     resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


     -------------------------------------------------------------------------------------------------------------------------------
     Signature of [ ] Owner [ ] Trustee  [ ] Custodian       Date         Signature of Joint Owner (if any)           Date

     The application must be signed and completed for all authorized signers and corporate account traders.
     MF-APP-6/06

     Optional:
     Please tell us how you heard about Midas:

     IMPORTANT: In compliance with the USA PATRIOT Act, Federal Law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account. WHAT THIS MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone who will be signing or transacting on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs. If you have any questions regarding this application or how to invest, please call us at 1-800-400-MIDAS
     (6432).


     Check Writing Account Agreement The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures. The Bank whose name appears on the checks issued by the Midas
     Funds is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account. This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

                    Shareholder Services

                    .    Electronic Funds Transfers

                    .    Automatic Investment Program

                    .    Retirement Plans:

                         Traditional Deductible IRA
                         Roth IRA
                         SEP-IRA
                         SIMPLE IRA
                         403(b)

                    .    Education Savings Account

                    Minimum Investments
                    .    Regular Accounts: $1,000
                    .    Retirement Plans, including Traditional
                         Deductible IRA, Roth IRA,
                         SEP-IRA, SIMPLE IRA, and 403(b): $1,000
                    .    Education Savings Account: $1,000
                    .    Automatic Investment Program: $100
                    .    Subsequent Investments: $100

                    Midas Funds
                    P.O. Box 6110
                    Indianapolis, IN 46206-6110

[GRAPHIC APPEARS
HERE]               1-800-400-MIDAS (6432) for Investment Information
THE MIDASTOUCH      Access Midas Funds at www.midasfunds.com.
ACCOUNT ACCESS


                    Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas' guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds and the economy are "forward looking statements" which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money. Investor Service Center, Inc., Distributor.

[GRAPHIC APPEARS HERE]
MIDAS                                                             PRSRT STD
FUNDS                                                            US POSTAGE
Discovering Opportunities                                           PAID
                                                                LANCASTER PA
                                                                 PERMIT 1762




Midas Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

Return Service Requested

                                                                     MF-APP-6/06

Item 2. Code of Ethics.

        Not applicable.

Item 3. Audit Committee Financial Expert.

        Not applicable.

Item 4. Principal Accountant Fees and Services.

        Not applicable.

Item 5. Audit Committee of Listed Registrants.

        Not applicable.

Item 6. Schedule of Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Midas Dollar Reserves, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 6, 2006

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: September 6, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 6, 2006

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: September 6, 2006